SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  May 1, 2003

WASHINGTON GROUP INTERNATIONAL, INC.

Commission File Number 1-12054

A Delaware corporation

IRS Employer Identification No. 33-0565601

720 PARK BOULEVARD, BOISE, IDAHO 83729

208/386-5000

Item 5.  Other Material Important Events.

A copy of Washington Group International, Inc.’s announcement to employees with respect to the resignation of Reed N. Brimhall, Senior Vice President and Controller of the Company, is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

The Company is conducting a worldwide search covering both internal and external candidates, and expects to name a new corporate controller when that search is complete.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)                Exhibits

                    99.1             Announcement to employees of Washington Group International, Inc.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WASHINGTON GROUP INTERNATIONAL, INC.

May 1, 2003	By:	/s/ Craig G. Taylor
Craig G. Taylor
Secretary